--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------


                                                               December 14, 1995

Dear Shareholder,

    Since the inception of The BlackRock Broad Investment Grade 2009 Term Trust Inc. in 1993, the market for investments in fixed income securities has witnessed an unprecedented amount of interest rate volatility, which has changed the landscape for fixed income investors. 1995 has been a great year for investments in the bond market following the disappointments of 1994, as yields have declined and the value of fixed income securities has increased dramatically.

    Looking forward, we maintain a positive outlook for the market's performance in 1996. The economy currently appears to be growing at a steady rate and inflation appears to be under control. Market participants are beginning to agree that the Federal Reserve has achieved the "soft landing" that they set out to accomplish through a series of interest rate increases last year, and are optimistic for a further ease in the Fed's monetary policy should a budget accord emphasizing fiscal restraint be reached in Washington.

    BlackRock Financial Management is completing its first year as part of PNC Bank Corporation, becoming an essential part of PNC's Asset Management Group by taking a leadership role in their fixed income management operations. We have witnessed consistent growth of our assets under management, which now stand at approximately $34 billion, as both retail and institutional fixed income investors continue to recognize the value of our risk management capabilities and long term investment philosophy.

    We look forward to maintaining your respect and confidence and to serving your financial needs in the coming year.


Sincerely,




Laurence D. Fink                   Ralph L. Schlosstein
Chairman                           President

                                                               December 14, 1995


Dear Shareholder:

    We are pleased to present the annual report for The BlackRock Broad Investment Grade 2009 Term Trust Inc. ("BCT" or "the Trust") for the fiscal year ended October 31, 1995. We would like to take this opportunity to review the Trust's strong performance over its fiscal year, from both a stock price and net asset value (NAV) perspective, as well as to review the Trust's portfolio strategy and the opportunities available to the Trust in the current lower interest rate environment.

    The Trust is a diversified, actively managed closed-end bond fund whose investment objective is to return $15 per share (its initial public offering price) to shareholders on or about December 31, 2009 while providing high current income. Although it is not a guarantee, BlackRock believes the Trust can achieve its investment objectives. The Trust seeks to achieve these objectives by managing a portfolio of investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and commercial mortgage-backed securities. Historically, the Trust has been primarily invested in corporate debt securities and collateralized mortgage obligations (CMOs). All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. government or its agencies.

    The Trust's shares are traded on the American Stock Exchange under the symbol BCT. The table below summarizes the performance of the Trust's stock price and NAV over the fiscal year:

                            ----------------------------------------------------
                            10/31/95   10/31/94   Change     High       Low
--------------------------------------------------------------------------------
Stock Price                 $11.125    $10.00     11.25%   $11.625      $9.875
--------------------------------------------------------------------------------
Net Asset Value (NAV)       $13.40     $11.94     12.23%   $13.42       $11.72
--------------------------------------------------------------------------------
Premium/(Discount) to NAV   (16.98%)   (16.25%)   (0.73%)   (6.62%)     (17.66%)
--------------------------------------------------------------------------------

The Fixed Income Markets

    The dramatic rally in the capital markets, which caused interest rates to fall and prices of fixed income securities to increase throughout late 1994 and 1995, has changed the market landscape for fixed income investors. The rally in the Treasury market, sparked by a slowdown in economic growth and modest inflation data, began during the fourth quarter of 1994 and accelerated through the first, second and third quarters of 1995. The perceived threat of inflation diminished as economic reports became increasingly pessimistic during the second quarter. With investor confidence in the value of fixed income securities renewed, market demand increasingly accelerated.

    Over the past twelve months, interest rates have fallen substantially across the yield curve. Yield levels on the intermediate portion of the Treasury curve have fallen over 150 basis points (1.50%) as the 10-year Treasury closed at 6.02% on October 31, 1995. During July and the beginning of August, the rally was temporarily halted as strong economic data dampened expectations for a follow-up reduction in the Fed funds target rate after the July 6th ease. As the fourth quarter began, interest rates returned to their 1995 lows due to a return to sluggish growth, low inflation and a perceived Fed bias toward easing interest rates near year-end.

    Corporate debt securities outperformed other fixed income sectors throughout the first and second quarters of 1995, as strong corporate profits and a rallying stock market helped sustain investor demand. This outperformance occurred in an environment of increased corporate debt supply, as corporations took advantage of the declining interest rates by issuing new debt at lower rates. Despite appreciating in value, mortgage-backed securities (MBS) underperformed corporates and Treasuries, as the sharp decline in interest rates caused investors to fear accelerated prepayments on mortgages. As a result, dollar prices on mortgage-backed securities underperformed, causing relative yields to increase to near historically wide spreads relative to Treasuries.

The Trust's Portfolio and Investment Strategy

    The Trust's portfolio holdings have been actively managed consistent with BlackRock's overall market outlook and the Trust's investment objectives. The chart below compares the Trust's portfolio compositions as of October 31, 1995 and October 31, 1994.

--------------------------------------------------------------------------------
  Composition                                 October 31, 1995  October 31, 1994
--------------------------------------------------------------------------------
  Agency Multiple Class Mortgage Pass-Throughs         45%            35%
--------------------------------------------------------------------------------
  Commercial Mortgage-Backed Securities                11%             2%
--------------------------------------------------------------------------------
  Corporate Bonds-Finance & Banking                    10%            14%
--------------------------------------------------------------------------------
  Mortgage Pass-Throughs                                6%            11%
--------------------------------------------------------------------------------
  Corporate Bonds-Industrial                            6%             9%
--------------------------------------------------------------------------------
  Corporate Bonds-Sovereign & Provincial                6%            12%
--------------------------------------------------------------------------------
  FHA Project Loans                                     4%             6%
--------------------------------------------------------------------------------
  Municipal Bonds                                       4%             2%
--------------------------------------------------------------------------------
  Non-Agency Multiple Class Mortgage Pass-Throughs      3%             -
--------------------------------------------------------------------------------
  U.S. Gov't Securities                                 3%             -
--------------------------------------------------------------------------------
  Corporate Bonds-Utilities                             2%             1%
--------------------------------------------------------------------------------
  Asset Backed Securities                               -              4%
--------------------------------------------------------------------------------
  Zero Coupon Bonds                                     -              4%
--------------------------------------------------------------------------------

    The Trust reduced its overall corporate debt holdings by approximately one-third over 1995, benefiting from the rich levels that resulted from the sector's strong performance. The prices of corporate bonds could decrease as year-end approaches and the Trust may look to re-enter the market if yields become attractive once again. In contrast, the Trust increased its exposure to MBS over the year, focusing primarily on mortgage securities which offer attractive yield spreads relative to Treasuries. Within the MBS sector, cash flow predictability was favored through the purchase of seasoned mortgages (which have been through at least one refinancing cycle) and lower coupons with less threat of refinancing.

    Over the fiscal year, the Trust substantially increased its holdings in commercial mortgage-backed securities (CMBS), which differ from traditional MBS in that CMBS collateral is commercial property as opposed to residential property. CMBS offer excellent prepayment protection, as many deals contain call protection provisions such as prepayment lockouts or yield maintenance penalties which discourage early payments to CMBS holders. The portfolio also maintained its stake in well-structured agency backed PAC (Planned Amortization Class) and sequential pay (or vanilla) collateralized mortgage obligations (CMOs). Purchasing these types of CMOs allows the Trust to purchase seasoned mortgage product at higher yields than offered by traditional pass-through mortgage securities.

    We look forward to managing the Trust in the coming fiscal year to benefit from the opportunities available to investors in the investment grade fixed income market as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Broad Investment Grade 2009 Term Trust Inc. Please feel free to call our marketing center at
(800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,


Robert S. Kapito                         Keith T. Anderson
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.

================================================================================
            The BlackRock Broad Investment Grade 2009 Term Trust Inc.
--------------------------------------------------------------------------------
Symbol on American Stock Exchange:                            BCT
--------------------------------------------------------------------------------
Initial Offering Date:                                  June 17, 1993
--------------------------------------------------------------------------------
Closing Stock Price as of 10/31/95:                         $11.125
--------------------------------------------------------------------------------
Net Asset Value as of 10/31/95:                             $13.40
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 10/31/95 ($11.125) 1:       8.09%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share 2:                   $0.0750 3
--------------------------------------------------------------------------------
Current Annualized Distribution per Share 2:                $0.9000 3
================================================================================

1Yield on closing stock price is  calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2The distribution is not constant and is subject to change.
3New dividend rate effective with January 1996 payment.

(Left Column)

--------------------------------------------------------------------------------
The BlackRock Broad Investment
Grade 2009 Term Trust Inc.
Portfolio of Investments
October 31, 1995
--------------------------------------------------------------------------------
           Principal
            Amount                                                      Value
             (000)             Description                             (Note 1)
--------------------------------------------------------------------------------
                      Long-Term Investments-145.6%
                      Mortgage Pass-Throughs-13.7%
                      Federal Housing Administration,
             $  27      CLC New Perspective, 9.25%,
                        4/25/34 ................................      $  27,902
             1,928      Non Put Reilly, 8.294%, 3/1/20 .........      2,079,497
                      Government National Mortgage
                        Association,
               245      6.50%, 4/20/25, 1 Year CMT (ARM) .......        249,134
               719++    6.50%, 5/20/25, 1 Year CMT (ARM) .......        731,055
             1,867      7.00%, 1/15/24-2/15/24 .................      1,853,686
               481+     8.00%, 6/15/24 .........................        495,299
                                                                    -----------
                                                                      5,436,573
                                                                    -----------
                      Multiple Class Mortgage
                        Pass-Throughs-70.9%
               795@   Community Program Loan Trust,
                        Series 1987-A, Class A4, 4.50% .........        679,228
                      Paine Webber Mortgage Acceptance
                        Corporation IV,
               750      Series 1995 M1, Class D,
                        7.30%, 1/15/07 .........................        740,993
               500      Series 1995 M2 Class D,
                        7.20%, 12/1/03 .........................        495,938
                      Federal Home Loan Mortgage Corporation,
                        Multiclass Mortgage Participation
                        Certificates (REIMC),
             3,500++    Series 1255, Class 1255-H, 4/15/22 .....      3,922,170
                11      Series 1430, Class 1430-KA (I), 12/15/21        404,250
               199      Series 1433, Class 1433-S, 11/15/22 ....        154,306
                 9      Series 1459, Class 1459-JA (I),  8/15/20        292,500
             2,168++    Series 1510, Class 1510-G (P), 5/15/13 .      2,187,471
               337      Series 1564, Class 1564-SA, 8/15/08 ....        270,863
             3,000++    Series 1596, Class 1596-D, 10/15/13 ....      2,901,966
                      Federal National Mortgage Association,
                        REMIC Pass-Through Certificates,
               516      Series 1994-22, Class 22-SA,
                        1/25/24 ................................        381,786
                59      Trust 1991-30, Class 30-M (I), 4/25/21 .      1,012,131

(Right Column)

--------------------------------------------------------------------------------
           Principal
Ratings*    Amount                                                      Value
(unaudited)  (000)             Description                             (Note 1)
--------------------------------------------------------------------------------

            $1,613+     Trust 1992-196, Class 196-SA,
                        11/25/07 ...............................    $ 1,311,824
             4,090+     Trust 1993-140, Class 140-K (P),
                        8/25/13 ................................      4,242,066
             1,500      Trust 1993-175, Class 175-SD,
                        9/25/08 ................................      1,147,031
             1,000++    Trust 1993-49, Class 49-H (P),
                        4/25/13 ................................        998,550
             3,053+     Trust 1993-79, Class 79-PK (P),
                        4/25/22 ................................      3,057,462
             2,646++    Trust 1993-87, Class 87-J (P),
                        4/25/22 ................................      2,500,470
             1,177++    Trust 1994-13, Class 13-SM,
                        2/25/09 ................................        822,797
             4,570      Trust 1994-42, Series 42-SO (I),
                        3/25/23 ................................        589,816
                                                                    -----------
                                                                     28,113,618
                                                                    -----------
                      Commercial Mortgage-
                        Backed Securities-15.8%
BBB            400    American Southwest Financial
                        Securities Corporation,
                        Series 1994-C2, Class A4, 8.00%,
                        8/25/10 ................................        401,740
BBB            500    Citibank New York NA,
                        Multifamily Mortgage, Series
                        1994-1, Class M2, 8.00%, 1/25/19 .......        498,113
Baa2           800    DLJ Mortgage Acceptance
                        Corporation, Series 1992-MF3,
                        Class B, 10.25%, 6/18/07 ...............        843,833
BBB+           750    FDIC Remic Trust,
                        Mortgage Pass-Through
                        Certificates, Series 1994-C1, Class
                        II-F, 8.70%, 9/25/25 ...................        775,006
BBB            500    FSA Finance Incorporated,
                        Commercial Mortgage Note, Series
                        1, Class C, 8.31%, 6/01/02 .............        515,860
Aaa            981    GE Capital Mortgage Services
                        Incorporated,
                        Series 1993-15, Class 15-A10,
                        3.39%, 11/25/08 ........................        558,479
BBB            500    LTC Commercial Mortgage
                        Pass-Through Certificates,
                        Series 1994-1 Class 1-D, 10.00%,
                        6/15/26 ................................        552,188
BBB            500    Merrill Lynch Mortgage Investors
                        Incorporated, Multiclass Mortgage
                        Pass-Through Certificates, Series
                        1995-C1, Class C, 7.90%, 5/25/13 .......        502,713

See Notes to Financial Statements.

(Left Column)

--------------------------------------------------------------------------------
           Principal
Ratings*    Amount                                                      Value
(unaudited)  (000)             Description                             (Note 1)
--------------------------------------------------------------------------------

BBB         $  500    Morgan Stanley Capital 1
                        Incorporated,
                        Commercial Mortgage Pass-
                        Through, Series 1995-GA 1, Class
                        D, 8.25%, 8/15/27 ......................    $   512,340
BBB            600    Nomura Asset Capital Corporation,
                        Series 1993-M1, Class A3, 7.64%,
                        11/25/03 ...............................        596,470
BBB            490    Resolution Trust Corporation,
                        Series 1994-C2, Class D, 8.00%,
                        4/25/25 ................................        495,833
                                                                    -----------
                                                                      6,252,575
                                                                    -----------

                      Corporate Bonds-34.9%
                      Finance & Banking-14.5%
A              650    Bankers Trust N.Y. Corporation,
                        Subordinated Debenture,
                        9.40%, 3/01/01 .........................        729,142
A-             500    First Union Corporation,
                        7.25%, 2/15/03 .........................        516,335
A+             500    Goldman Sachs Group,
                        7.875%, 1/15/03 ........................        527,917
AA             500    Metropolitan Life Insurance Co.,
                        6.30%, 11/01/03 ........................        480,748
A+           1,000    Morgan Stanley Group Incorporated,
                        10.00%, 6/15/08 ........................      1,218,540
A-           1,000    NCNB Corporation,
                        9.375%, 9/15/09 ........................      1,203,870
Baa3           500    New American Capital Incorporated,
                        Series C, 7.3125%, 4/12/00 .............        499,375
BBB+           500    Paine Webber Group Incorporated,
                        8.875%, 3/15/05 ........................        554,060
                                                                    -----------
                                                                      5,729,987
                                                                    -----------

                      Industrial-8.9%
A3             100    American Airlines Inc. Secured
                        Equipment Trust,
                        Series 1990-M, 10.44%, 3/04/07 .........        122,043
AA-            500    Anheuser Busch
                        Companies, Incorporated,
                        9.00%, 12/01/09 ........................        600,670
BBB-           500    Burlington Industries
                        Incorporated, 7.25%, 9/15/05 ...........        504,324
BBB            500    Occidental Petroleum Corporation,
                        10.125%, 9/15/09 .......................        629,955
BBB-           500    Ralcorp Holdings, Incorporated,
                        8.75%, 9/15/04 .........................        546,250
A-             500    Ralston Purina Co., Debenture,
                        9.25%, 10/15/09 ........................        597,555
A              500    Seagram Joseph E & Sons Inc.,
                        7.00%, 4/15/08 .........................        503,120
                                                                    -----------
                                                                      3,503,917
                                                                    -----------





(Right Column)

--------------------------------------------------------------------------------
           Principal
Ratings*    Amount                                                      Value
(unaudited)  (000)             Description                             (Note 1)
--------------------------------------------------------------------------------

                           Sovereign and Provincial-9.1%
A1          $1,000         Dow Capital B V, 9.20%, 6/01/10 .....    $ 1,192,600
BBB+         1,000         Newfoundland Province,
                             11.625%, 10/15/07 .................      1,358,030
A+             525         Quebec Province,
                             7.50%, 7/15/02 ....................        551,368
A3             500         Saskatchewan Province,
                             7.125%, 3/15/08 ...................        510,693
                                                                    -----------
                                                                      3,612,691
                                                                    -----------

                           Utilities-2.4%
BBB-           400         Mobile Energy Services
                             Company L. L. C.,
                             8.665%, 1/01/17 ...................        419,400
Baa2           500         Ohio Edison Co.,
                             8.625%, 9/15/03 ...................        547,827
                                                                    -----------
                                                                        967,227
                                                                    -----------

                           U.S. Government
                             Securities-3.7%
               380         U.S. Treasury Notes,
                             7.50%, 2/15/05 ....................        419,068
             1,000         Small Business Administration,
                             Participation Certificate,
                             7.35%, Series 1995-10,
                             Class 10-C, 8/01/05 ...............      1,036,406
                                                                    -----------
                                                                      1,455,474
                                                                    -----------

                           Municipal Bonds-6.6%
AA-            500         Fresno California Pension Obligation,
                             Series 1994, 7.80%, 6/01/14 .......        529,705
BBB+           495         Lake County Florida Resource
                             Recovery Revenue,
                             7.125%, 10/01/99 ..................        492,545
                           Los Angeles County California Pension,
AAA          1,000           Series A, 8.62%, 6/30/06 ..........      1,101,750
AAA            500           Taxable Series D, 6.97%, 6/30/08 ..        500,345
                                                                    -----------
                                                                      2,624,345
                                                                    -----------

                           Total Long-Term Investments
                             (cost $56,456,828) ................    $57,696,407

                           SHORT-TERM INVESTMENTS-2.6%
                           Repurchase Agreement-2.6%
             1,055         State Street Bank, 5.80% dated
                             10/31/95, due 11/1/95 in the
                             amount of $1,055,170 (cost
                             $1,055,000 collateralized by
                             $1,030,000 United States Treasury
                             Note, 7.25%, due 11/30/96, value
                             including accrued interest
                             $1,078,276) .......................      1,055,000
                                                                    -----------

 See Notes to Financial Statements.

(Left Column)

--------------------------------------------------------------------------------
           Principal
Ratings*    Amount                                                      Value
(unaudited)  (000)             Description                             (Note 1)
--------------------------------------------------------------------------------


                           Total Investments-148.2%
                             (cost $57,511,828) ................    $58,751,407
                           Liabilities in excess of other
                             assets-(48.2%) ....................    (19,117,108)
                                                                    -----------
                           NET ASSETS-100% .....................    $39,634,299
                                                                    -----------
                                                                    -----------


--------------
* Using the higher of the Standard & Poor's or Moody's Ratings.

+ (Partial) principal amount pledged as collateral for reverse repurchase agreements.

++Entire  principal   amount  pledged  as  collateral  for  reverse   repurchase
  agreement.

@ (Partial) principal amount pledged as collateral for future transactions.

--------------------------------------------------------------------------------
                              Key to Abbreviations

         ARM      -Adjustable Rate Mortgage.
         CMT      -Constant Maturity Treasury.
         REMIC    -Real Estate Mortgage Investment Conduit.
         I        -Denotes a CMO with Interest Only  Characteristics.
         P        -Denotes a CMO with Principal Only Characteristics.

--------------------------------------------------------------------------------



(Right Column)

-----------------------------------------------------------------
The BlackRock Broad Investment
Grade 2009 Term Trust Inc.
Statement of Assets and Liabilities
October 31, 1995
-----------------------------------------------------------------

Assets
Investments, at value
(cost $57,511,828) (Note 1) ........................  $58,751,407
Cash ...............................................       25,511
Receivable for investments sold ....................    1,072,748
Interest receivable ................................      571,736
Deferred organization expenses and other ...........       21,539
                                                      -----------
                                                       60,442,941
                                                      -----------

Liabilities
Reverse repurchase agreements (Note 4) .............   18,489,000
Payable for investments purchased ..................    2,108,553
Interest payable ...................................       82,956
Dividends payable ..................................       48,845
Variation margin payable on open futures
  contracts (Note 1) ...............................       24,938
Advisory fee payable (Note 2) ......................       18,450
Administration fee payable (Note 2) ................        5,032
Other accrued expenses .............................       30,868
                                                      -----------
                                                       20,808,642
                                                      -----------

Net Assets .........................................  $39,634,299

Net assets were comprised of:
  Common stock:
    Par value (Note 5) .............................  $    29,571
    Paid-in capital in excess of par ...............   40,699,403
                                                      -----------
                                                       40,728,974
                                                      -----------
  Accumulated net realized loss ....................   (2,029,571)
  Net unrealized appreciation ......................      934,896
  Net assets, October 31, 1995 .....................  $39,634,299
                                                      -----------
                                                      -----------


Net asset value per share:
  ($39,634,299 / 2,957,093 shares of
  common stock issued and outstanding) .............       $13.40
                                                           ------
                                                           ------

See Notes to Financial Statements.

Left Column


-----------------------------------------------------------------
The BlackRock Broad Investment
Grade 2009 Term Trust Inc.
Statement of Operations
Year Ended October 31, 1995
-----------------------------------------------------------------

Net Investment Income
Income

  Interest earned (including net amortization of
    premium of $56,156 and net of interest
    expense of $2,011,916) .........................   $2,883,587

Expenses
  Investment advisory ..............................      196,926
  Administration ...................................       53,707
  Custodian ........................................       16,193
  Directors ........................................       16,116
  Reports to shareholders ..........................       15,587
  Audit ............................................       13,000
  Transfer agent ...................................       10,140
  Legal ............................................        4,415
  Miscellaneous ....................................       44,375
                                                       ----------
  Total expenses ...................................      370,459
                                                       ----------
Net investment income ..............................    2,513,128
                                                       ----------
Realized and Unrealized Gain (Loss) on
  Investments (Note 3)
Net realized gain (loss) on:
  Investments ......................................      174,579
  Short sales ......................................   (2,224,125)
  Futures ..........................................       76,406
                                                       ----------
                                                       (1,973,140)
                                                       ----------

Net change in unrealized
  appreciation (depreciation) on:
    Investments ....................................    7,470,314
    Short sales ....................................     (422,490)
    Futures ........................................     (353,889)
                                                       ----------
                                                        6,693,935
                                                       ----------
Net gain on investments ............................    4,720,795
                                                       ----------

Net Increase in Net Assets Resulting from
  Operations ........................................  $7,233,923
                                                       ----------
                                                       ----------



Right Column


-----------------------------------------------------------------
The BlackRock Broad Investment
Grade 2009 Term Trust Inc.
Statement of Cash Flows
Year Ended October 31, 1995
-----------------------------------------------------------------

Increase (Decrease) in Cash
Cash flows provided by operating activities:
  Interest purchased, net of interest received .....  $ 4,001,100
  Operating expenses paid ..........................     (517,158)
  Interest expense paid ............................   (1,170,375)
  Purchase of long-term portfolio investments ......  (49,091,412)
  Proceeds from disposition of long-term portfolio
    investments ....................................   50,222,929
  Other ............................................   (2,978,355)
                                                      -----------
  Net cash flows provided by operating activities ..      466,729
                                                      -----------

Cash flows used for financing activities:
  Increase in reverse repurchase agreements ........    2,486,237
  Cash dividends paid ..............................   (2,932,577)
                                                      -----------
  Net cash flows used for financing activities .....     (446,340)
                                                      -----------
Net increase in cash ...............................       20,389
Cash at beginning of period ........................        5,122
                                                      -----------
Cash at end of period ..............................  $    25,511
                                                      -----------
                                                      -----------

Reconciliation of Net Increase in
  Net Assets Resulting from Operations
  to Net Cash Flows Provided by
  Operating Activities
Net increase in net assets resulting from operations  $ 7,233,923
                                                      -----------
Increase in investments ............................   (3,357,724)
Net realized loss on investments ...................    1,973,140
Increase in unrealized appreciation ................   (6,693,935)
Decrease in interest receivable ....................       56,273
Decrease in deposits with brokers ..................    7,860,000
Decrease in payable for investment
  sold short .......................................   (7,573,760)
Increase in receivable for investments sold ........     (806,319)
Decrease in deferred organization expenses
  and other assets .................................        1,436
Increase in payable for investments purchased ......    2,030,965
Decrease in interest payable .......................     (109,135)
Decrease in accrued expenses and other liabilities .     (148,135)
                                                      -----------
Total adjustments ..................................   (6,767,194)
                                                      -----------
Net cash flows provided by for operating activities.  $   466,729
                                                      -----------
                                                      -----------


 See Notes to Financial Statements.

Left Column


-----------------------------------------------------------------
The BlackRock Broad Investment
Grade 2009 Term Trust Inc.
Statements of Changes in
Net Assets
-----------------------------------------------------------------

                                       Year Ended     Year Ended
Increase (Decrease) in                 October 31,    October 31,
  Net Assets                              1995           1994
                                       -----------    -----------
Operations:
  Net investment income .............  $ 2,513,128    $ 2,812,643
  Net realized gain (loss) on
    investments .....................   (1,973,140)       (56,431)
  Net unrealized appreciation
    (depreciation) on
    investments .....................    6,693,935     (7,263,829)
                                       -----------    -----------
  Net increase (decrease) in net
    assets resulting from
    operations ......................    7,233,923     (4,507,617)
                                       -----------    -----------

Distributions to shareholders:
  Dividends from
    net investment income ...........   (2,513,128)    (2,813,817)
  Distributions from
    realized capital gains ..........         -           (51,279)
  Distributions from
    paid-in capital                       (406,938)      (276,506)
                                       -----------    -----------
Total dividends and
  distributions .....................   (2,920,066)    (3,141,602)
                                       -----------    -----------

Capital share transactions:
  Additional capital charge
    with respect to initial
    offering of shares ..............         -           (81,400)
                                       -----------    -----------
                                              -           (81,400)
                                       -----------    -----------
    Total increase (decrease) .......    4,313,857     (7,730,619)
Net Assets
Beginning of period .................   35,320,442     43,051,061
                                       -----------    -----------
End of period .......................  $39,634,299    $35,320,442
                                       -----------    -----------
                                       -----------    -----------




Right Column

--------------------------------------------------------------------------------
The BlackRock Broad Investment
Grade 2009 Term Trust Inc.
Financial Highlights
--------------------------------------------------------------------------------
                                                                  For the Period
                                                                      June 25,
PER SHARE                             Year Ended     Year Ended       1993* to
OPERATING                             October 31,    October 31,    October 31,
PERFORMANCE:                             1995            1994           1993
                                      ----------     ----------   --------------
Net asset value, beginning
  of the period ....................    $ 11.94        $ 14.56        $ 14.10
                                        -------        -------        -------
  Net investment income
    (net of interest
    expense of $.68, $.34
    and $.02) ......................       0.85           0.95           0.28
  Net realized and
    unrealized gain (loss)
    on investments .................       1.60          (2.48)          0.52
                                        -------        -------        -------
Net increase (decrease)
  from investment
  operations                               2.45          (1.53)          0.80
                                        -------        -------        -------
Dividends from net
  investment income                       (0.85)         (0.95)         (0.27)
Distributions from realized
  capital gains                             -            (0.02)           -
Distributions from paid-in
  capital                                 (0.14)         (0.09)           -
                                        -------        -------        -------
Total dividends and
  distributions                           (0.99)         (1.06)         (0.27)
                                        -------        -------        -------
Capital charge with respect
  to issuance of shares                     -            (0.03)         (0.07)
                                        -------        -------        -------
Net asset value, end of
  period**                              $ 13.40        $ 11.94        $ 14.56#
                                        =======        =======        =======

Per share market value,
  end of period**                       $11.125        $ 10.00        $ 13.75
                                        =======        =======        =======
TOTAL INVESTMENT
  RETURN+                                 22.43%        (20.41%)        (0.60%)
RATIOS TO AVERAGE
NET ASSETS
Expenses                                   1.00%          1.04%          0.97%++
Net investment income                      6.78%          7.31%          5.66%++
SUPPLEMENTAL DATA:
Average net assets
  (in thousands)                         $37,080        $38,468        $41,195
Portfolio turnover                          116%            41%            27%
Net assets, end of period
  (in thousands)                         $39,634        $35,320        $43,051
Reverse repurchase
  agreements outstanding,
  end of period
  (in thousands)                         $18,489        $16,003        $18,375
Asset coverage +++                       $ 3,144        $ 3,207        $ 3,343
-------------------
  *Commencement of investment operations.
 **Net Asset Value and market value are published in The Wall Street Journal each Monday.
  #Net  asset  value  immediately after the closing of the first public offering was $14.03.
  +Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for less than one full year are not annualized.
 ++Annualized.
+++Per $1,000 of reverse repurchase agreements outstanding. The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

See Notes to Financial Statements.

Left Column

--------------------------------------------------------------------------------
The BlackRock Broad Investment
Grade 2009 Term Trust Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------
Note 1. Accounting
Policies

The BlackRock Broad Investment Grade 2009 Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The Trust had no transactions until June 16, 1993, when it sold 7,093 shares of common stock for $100,012 to BlackRock Financial Management, L.P.. Investment operations commenced on June 25, 1993. The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $15 per share to investors on or shortly before December 31, 2009 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

    The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: The Trust values mortgage-backed, asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

    Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60



Right Column

days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

    In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Option Selling/Purchasing: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

    Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative

Left Column

changes in interest rates. For instance, a duration of "one" means that a portfolio or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

    The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

Short Sales: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. To complete a short sale, the Trust may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Trust from the short sale are retained by the broker until the Trust replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Trust becomes obligated to replace the securities borrowed at their market price at the time of the replacement, whatever that price may be. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Securities Lending: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned



Right Column

should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the year ended October 31, 1995.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

Dividends and Distributions: The Trust declares and pays dividends and distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.


Deferred Organization Expenses: A total of $30,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") and an Administration Agreement with Middlesex Administrators L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

    The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.55% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net assets.

    Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the

Left Column

compensation of officers of the Trust. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

  On February 28, 1995, the Adviser was acquired by PNC Bank, NA. Following the acquisition, the Adviser has become a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses.

Note 3. Portfolio

Securities

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended October 31, 1995 aggregated $51,122,377 and $51,275,185, respectively.

  The Trust may invest in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At October 31, 1995, the Trust held no illiquid or restricted securities.

  The federal income tax basis of the Trust's investments at October 31, 1995 was $57,511,881 and, accordingly, net unrealized appreciation for federal income tax purposes was $934,896 (gross unrealized appreciation-$1,561,422, gross unrealized depreciation-$626,526).

  For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1995 of approximately $2,300,000 which will expire in 2003. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realzied in excess of such amount.

  At October 31, 1995 the Trust entered into financial futures contracts. Details of open contracts at October 31, 1995 are as follows:


                                                        Value at
Number of                   Expiration    Value at     October 31,   Unrealized
Contracts     Type            Date       Trade Date       1995      Depreciation
---------  -----------      ----------   ----------    -----------  ------------
Short Position:
           10 yr. U.S.
  5         T-Bond           Dec. 95     $ 549,970     $  557,656     $  (7,686)
           30 yr. U.S.
  87        T-Bond           Dec. 95     9,887,441     10,184,438      (296,997)
                                                                      ---------
                                                                      $(304,683)
                                                                      =========

Note 4. Borrowings

Reverse  Repurchase  Agreements:   The  Trust  enters  into  reverse  repurchase
agreements with qualified, third party broker-dealers as determined by and under the



Right Column


direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

  The average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 1995 was approximately $17,683,000 at a weighted average interest rate of approximately 5.87%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $18,489,000 as of October 31, 1995 which was 30.59% of total assets.

Dollar Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into any dollar roll transactions during the year ended October 31, 1995.


Note 5. Capital

There are 200 million shares of $.01 par value common stock authorized. Of the 2,957,093 shares outstanding at October 31, 1995, the Adviser owned 7,093 shares.

  Offering costs ($280,662) incurred in connection with the underwriting of the Trust's shares have been charged to paid-in capital in excess of par.

Note 6. Dividends

    Subsequent to October 31, 1995, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.08125 per share payable November 30, 1995 and December 29, 1995 to shareholders of record on November 15, 1995 and December 15, 1995, respectively and $0.0750 per share payable January 31, 1996 to shareholders of record on January 16 1996.

Note 7. Quarterly Data
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Net increase
                                                Net realized and    (decrease) in
                                                   unrealized         net assets
                                Net investment  gains (losses) on     resulting       Dividends and
                                   income       investments, short  from operations   distributions
                                                sales and futures                                                     Period end
                       Total             Per               Per                 Per              Per                    net asset
Quarterly period       income   Amount  share    Amount   share    Amount     share   Amount   share    High    Low      value
------------------------------------------------------------------------------------------------------------------------------------
November 1, 1993
to January 31, 1994  $750,669  $699,944 $0.24  $ (686,532) $(0.23)   $ 13,412  $0.00  $803,738  $0.27  $14.250  $13.000  $14.29

February 1, 1994
to April 30, 1994     762,203   759,779  0.25  (4,994,640)  (1.69) (4,234,861) (1.43)  785,401   0.27   13.125   11.000   12.57

May 1, 1994
to July 31, 1994      849,082   685,632  0.23     (87,558)  (0.03)    598,074   0.20   776,233   0.26   11.75    11.000   12.53

August 1, 1994
to October 31, 1994   851,883   667,288  0.23  (1,551,530)  (0.53)   (884,242) (0.30)  776,230   0.26   11.75    10.000   11.94

November 1, 1994
to January 31, 1995   664,982   585,925  0.20     141,533    0.05     727,458   0.25   757,742   0.26   11.000    9.875   11.93

February 1, 1995
to April 30, 1995     704,155   612,259  0.20   1,490,730    0.51   2,102,989   0.71   720,778   0.24   10.750   10.250   12.40

May 1, 1995
to July 31, 1995      741,423   647,495  0.22   1,299,819    0.44   1,947,314   0.66   720,792   0.25   11.625   10.500   12.82

August 1, 1995
to October 31, 1995   773,027   667,449  0.23   1,788,713    0.60   2,456,162   0.83   720,754   0.24   11.375   10.625   13.40
------------------------------------------------------------------------------------------------------------------------------------
*Commencement of Investment Operations.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Broad Investment Grade 2009 Term Trust Inc.:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Broad Investment Grade 2009 Term Trust Inc. as of October 31, 1995 and the related statements of operations and of cash flows for the year then ended and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period June 25, 1993 (commencement of investment operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Broad Investment Grade 2009 Term Trust Inc. at October 31, 1995 and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP

New York, New York
December 8, 1995

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

    We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended October 31, 1995.

    During the fiscal year ended October 31, 1995, the Trust paid dividends and distributions totalling $0.9875 per share, of which $0.8499 is taxable as ordinary income and $0.1376 is a non-taxable return of capital. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1995 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

    For the purpose of preparing your 1995 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 1996.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

    Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan below net asset value.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state and or local income taxes that may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 669-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

The Trust's Investment Objective

The Trust's investment objective is to manage a portfolio of fixed income securities that will return $15 per share (the initial public offering price per share) to investors on or about December 31, 2009 while providing high monthly income.

Who Manages the Trust?

BlackRock Financial Management, Inc. ("BlackRock") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds, which trade on either the New York Stock or American Stock exchanges, several open-end funds and separate accounts for more than 80 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group which is a division of PNC Bank, the nation's eleventh largest banking organization.

What Can the Trust Invest In?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities), corporate debt securities and privately issued mortgage-backed securities.

What is the Adviser's Investment Strategy?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to return the initial offering price ($15 per share) at maturity. The Adviser applies an investment strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2009. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold and the value of securities that are purchased through a small amount of retained income each year will be sufficient to return the initial offering price to investors. The Trust's portfolio is actively managed in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Trust also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 33% of the portfolio assets) to seek to enhance the income of the portfolio. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which reflect the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time.

How Are the Trust's Shares Purchased and Sold? Does the Trust Pay Dividends Regularly?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Boston Financial Data Services. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

Leverage Considerations in a Term Trust

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged between 20% and 33% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

Special Considerations and Risk Factors Relevant to Term Trusts

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Return of Initial Investment. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

Leverage. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: BCT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Mortgage-Backed and Asset-Backed Securities. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

Corporate Debt Securities. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

Zero Coupon Securities. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements then securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objectives.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

Non-U.S Securities. The Trust may invest 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions the Trust does not do so.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


Adjustable Rate Mortgage-Backed    Mortgage instruments with interest rates that adjust at periodic intervals at a fixed amount over
Securities (ARMs):                 the  market  levels  of  interest  rates  as  reflected  in specified indexes. ARMS are backed by mortgage loans secured by real property.

Asset-Backed Securities:           Securities backed by various types of receivables such as automobile and credit card receivables.

Closed-End Fund:                   Investment  vehicle  which  initially  offers  a  fixed  number  of  shares and trades on a stock exchange.  The fund invests in a portfolio of securities in accordance with its stated investment objectives  and  policies.  One  of the advantages of a closed-end fund is the diversification it provides through the multiple holdings.

Collateralized                     Mortgage-backed  securities  which  separate  mortgage  pools  into  short-,  medium-,  and long-
  Mortgage Obligations (CMOs):     term securities with different priorities for receipt of principal and interest.  Each  class  is paid  a  fixed  or  floating rate of interest at regular intervals.  Also known as multiple-class mortgage pass-throughs.

Discount:                          When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

Dividend:                          This  is  income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

Dividend Reinvestment:             Shareholders  may  elect  to  have all distributions of dividends and capital gains automatically reinvested into additional shares of the Trust.

FHA:                               Federal  Housing  Association,   a  government  agency  that  facilitates  a  secondary  mortgage market  by  providing  an  agency  that  guarantees  timely  payment of interest and principal on mortgages.

FHLMC:                             Federal  Home  Loan  Mortgage  Corporation,  a  publicly  owned,  federally chartered corporation that  facilitates  a  secondary  mortgage  market  by  purchasing  mortgages from lenders such as savings  institutions  and  reselling  them  to investors by means of mortgage-backed securities.
                                   Obligations  of  FHLMC  are  not  guaranteed  by the U.S. government, however; they are backed by
                                   FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA:                              Federal  National  Mortgage  Association,  a  publicly  owned,  federally  chartered  corporation that  facilitates  a  secondary  mortgage  market  by  purchasing  mortgages from lenders such as savings  institutions  and  reselling  them  to investors by means of mortgage-backed securities.
                                   Obligations  of  FNMA  are  not  guaranteed  by  the U.S. government, however; they are backed by
                                   FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:                              Government  National  Mortgage  Association,   a   U.S.  government  agency  that  facilitates  a
                                   secondary  mortgage  market  by  providing  an  agency that guarantees timely payment of interest and principal on mortgages.  GNMA's obligations are supported by the full faith and credit of the
                                   U.S. Treasury. Also known as Ginnie Mae.

Government Securities:             Securities  issued  or  guaranteed  by  the U.S. government, or one of its agencies or instrumen-
                                   talities,  such  as  GNMA  (Government  National  Mortgage  Association),  FNMA (Federal National
                                   Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation).

Interest-Only Securities (I/O):    Mortgage  securities  that  receive  only  the  interest  cash  flows  from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.

Market Price:                      Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange.  If  you  were  to buy or sell shares, you would pay or receive the market price.

Mortgage Dollar Rolls:             A mortgage dollar roll is a transaction in which the Trust sells mortgage-backed  securities  for delivery in the current month and simultaneously contracts to  repurchase  substantially  similar
                                   (although not the same) securities on a specified future date.  During  the  "roll"  period,  the
                                   Trust does not receive principal and interest payments on the securities, but is compensated  for giving up these payments by the difference in the current sales price (for which the security  is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

Mortgage Pass-Throughs:            Mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae.

Multiple-Class Pass-Throughs:      Collateralized Mortgage Obligations.

Net Asset Value (NAV):             Net  asset  value  is  the  total  market  value of all securities held by the Trust, plus income accrued  on  its  investments,  minus  any liabilities including accrued expenses, divided by the total number of outstanding shares.  It is the underlying value of a single share on a given day.
                                   Net asset value for the  Trust is calculated weekly and published in Barron's on Saturday and The
                                   New York Times or The Wall Street Journal each Monday.

Principal-Only Securities (P/O):   Mortgage  securities  that  receive  only  the  principal  cash  flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.

Project Loans:                     Mortgages for multi-family, low- to middle-income housing.

Premium:                           When a fund's stock price is greater than its net asset value,  the fund is said to be trading at a premium.

REMIC:                             A real estate mortgage investment conduit  is  a  multiple-class  security  backed  by  mortgage-
                                   backed securities or whole mortgage loans and formed as a  trust,  corporation,  partnership,  or segregated pool of assets that elects to  be  treated  as  a  REMIC  for  federal  tax  purposes.
                                   Generally,  Fannie  Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

Residuals:                         Securities  issued  in  connection  with  collateralized  mortgage  obligations  that   generally
                                   represent  the  excess  cash  flow  from  the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

Reverse Repurchase                 In a reverse repurchase  agreement,  the  Trust sells securities and agrees to repurchase them at
Agreements:                        a mutually agreed date and price.  During this time, the Trust continues to receive the principal and interest payments from that security.  At the end of the term,  the  Trust  receives the same securities  that  were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

Strips:                            Arrangements  in  which  a  pool  of  assets is separated into two classes that receive different
                                   proportions   of   the  interest  and  principal  distribution  from  underlying  mortgage-backed securities. IO's and PO's are examples of strips.

Left Column

BlackRock


Directors
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

Officers
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Kevin J. Mahoney, Assistant Treasurer
Karen H. Sabath,  Secretary

Investment Adviser
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

Administrator
Middlesex Administrators L.P.
800 Scudders Mill Road
Plainsboro, NJ 08536

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, NY 10022

  This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.

The BlackRock Broad Investment Grade 2009 Term Trust Inc.
             c/o Middlesex Administrators L.P.
                  800 Scudders Mill Road
                   Plainsboro, NJ 08536
                      (800) 227-7BFM
                                              092472-10-6

Right Column

The BlackRock
Broad Investment
Grade 2009
Term Trust Inc.
----------------------------------
Annual Report
October 31, 1995